FACTORING AGREEMENT



BUSINESS ALLIANCE CAPITAL CORP.
300 Alexander Park
Princeton, New Jersey 08543

Gentlemen:

     We propose the following agreement with you, effective as of August 8, 1996 wherein we agree to retain you as our sole factor in accordance with the terms, provisions and conditions as hereinafter stated:

     1. The undersigned hereby sells, assigns, transfers and sets over to you as absolute owner and you hereby agree to purchase from the undersigned, all Receivables now or hereafter owned by us which are acceptable to you ("Approved Accounts"). The term "Receivables" means and includes all accounts receivable, notes, bills, acceptances and any and all other forms of obligations owing to us, whether secured or unsecured, all proceeds thereof and all of our rights to any merchandise which is represented thereby (delivered or undelivered), including all of our rights of stoppage in transit, replevin and reclamation as an unpaid vendor or lienor. You shall be entitled to exercise all of the rights and remedies of the seller of such goods and shall be and become subrogated to all guaranties, collateral and other rights possessed by us or due to come into our hands, but you shall not be liable in any manner for exercising or refusing to exercise any rights thereby bestowed. From time to time we shall provide you with schedules describing all Receivables created or acquired by us and shall execute and deliver to you at your offices in Princeton, New Jersey written assignments of such Receivables to you and shall furnish at the same time copies of customers' invoices or the equivalent, together with original shipping or delivery receipts for all merchandise sold and/or all notes, bills, acceptances or other evidences of customer indebtedness duly endorsed in blank by us, and any other information or documents you may call upon us from time to time to submit, all in form satisfactory to you.

     2. Your factoring charge shall be two percent (2%) of the gross amount of each Approved Account outstanding thirty (30) days or less plus an additional one percent (1%) for each additional fifteen (15) days outstanding; but in no event shall your factoring charge on any invoice evidencing a Receivable purchased hereunder be less than five dollars. The purchase price of Receivables accepted by you is to be the net face amount thereof less your factoring charge. The purchase price shall be due and payable four (4) days after the date of your receipt of payment in full of the Approved Account. The term "net face amount" means the gross amount of Receivables, less trade and cash discounts to customers (which shall be computed on the shortest terms where optional terms are given) and credits and allowances to customers of any nature. After purchase of Receivables by you, a discount, credit or allowance may be claimed solely by the customer and the undersigned will not issue or grant any discounts; credits or allowances to a customer without your prior consent. You will credit to our account said purchase price when due as set forth above, less any moneys remitted, paid or otherwise advanced by you for our account and less returns, trade and cash discounts, credits or allowances of any nature at any time issued, owed, granted or outstanding, upon the respective collection of such Receivables. You shall be entitled to hold all sums and all property of the undersigned at any time to our credit in your possession, or upon or in which you have a lien or security interest, as security for all our Obligations at any time owing to you. Such obligations shall include, without limitation, all obligations to you hereunder and all obligations to you whether under this agreement or otherwise, no matter how or when arising and whether due or to become due (the "Obligations"), and you shall have the right to charge to our account the amount of all such Obligations. Recourse to security shall not at any time be required, and we shall at all times remain liable to you for all loans and Advances to or for our account and for all our other Obligations to you. The minimum aggregate face amount of Receivables to be offered by us for purchase by you shall be Seven Million Five Hundred Thousand Dollars ($7,500,000) during the initial term hereof; and we shall be liable to you for factoring commissions on any deficiency amount. If any Approved Account is not paid on or before ninety (90) days from the invoice date, or if there exists any breach of any of our representations, warranties under this Agreement or any other document with respect to any Approved Account or if any Approved Account ceases to be an Eligible Account, we shall immediately repurchase from you such Approved Account for an amount equal to the unpaid balance of such Approved Account, or at your option, sell and assign to you a substitute Approved Account of at least equal or greater value.

     3. A. Advances; Advance Limit. Upon our request made at any time or from time to time during the term hereof and so long as no Event of Default has occurred and is continuing, you may, in your sole and absolute discretion, make Advances (the "Advances") against the Purchase Price prior to the date payment of the Purchase Price is due as set forth above. Such Advances may be in an amount up to eighty percent (80%) of the unpaid Purchase Price; provided, however, that in no event shall the aggregate amount of the outstanding Advances to the undersigned and to Lafayette Products, Inc in the aggregate be greater, at any time, than the sum of One Million Dollars ($1,000,000) (the "Advance Limit"). All Advances shall be credited to our account with you.

         B.   [INTENTIONALLY OMITTED]

         C.   [INTENTIONALLY OMITTED]

         D. It is not the intention of the parties hereto to make an agreement which violates any applicable state or federal usury laws. In no event shall we pay or you accept or charge any interest which, together with any other charges upon the principal or any portion thereof, exceeds the maximum lawful rate of interest allowable under any applicable state or federal usury laws. Should any provision of this Agreement or any existing or future document be construed to require the payment of interest which, together with any other charges upon the principal or any portion thereof, exceeds the maximum lawful rate of interest, then any such excess shall be applied to the remaining principal balance of the Obligations, if any, and the remainder refunded to you.

         E. Eligible Accounts means those Receivables created by us in the ordinary course of business, which are and at all times shall continue to be acceptable to you in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by you in your exclusive judgment. In determining such acceptability and

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standards of eligibility, you may, but need not, rely on agings, reports and schedules of Receivables furnished by us, but reliance by you thereon from time to time shall not be deemed to limit your right to revise standards of eligibility at any time as to both our present and future Receivables. In general, a Receivable shall not be deemed eligible unless: (a) the Account Debtor on such Receivable is and at all times continues to be acceptable to you, and (b) such Receivable complies in all respects with the representations, covenants and warranties hereinafter set forth. Except in your sole discretion, Eligible Accounts shall not include any of the following (a) Receivables which the Account Debtor has failed to pay within ninety (90) days of invoice date, and all Receivables owed by any Account Debtor that has failed to pay fifty percent (50%) or more of its Receivables owed to us within ninety (90) days of invoice date; (b) Receivables with respect to which goods are placed on consignment or for a guaranteed sale, or which contain other terms by reason of which payment by the Account debtor may be conditional; (c) Receivables with respect to which the Account Debtor is not a resident of the United States unless the Receivable is supported by foreign credit insurance or a letter of credit, in both instances satisfactory to and assigned to you; (d) Receivables with respect to which the Account Debtor is the United States or any department, agency or instrumentality of the United States, any State of the United States or any city, town, municipality or division thereof unless all filings have been made under the Federal Assignment of Claims Act or comparable state or other statute; (e) Receivables with respect to which the Account Debtor is an officer, employee or agent of, or subsidiary of, related to, affiliated with or has common shareholders, officers or directors with us; (f) Receivables with respect to which we are or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to us; (g) Receivables with respect to an Account Debtor whose total obligations to us exceed thirty-five percent (35%) as to Toys/Kids R Us, May Design, Levi's, or Lord and Taylor or twenty percent (20%) of all outstanding Receivables; (h) Receivables with respect to which the Account Debtor disputes liability or makes any claim with respect thereto, or is subject to any insolvency proceeding, or becomes insolvent, fails or goes out of business; or (i) the Receivable arises out of a contract or purchase order for which a surety bond was issued on behalf of us.

         F. Unless otherwise requested by us all Advances shall be made by a wire transfer to the deposit account of us designated on schedule A annexed hereto, or such other account as we shall notify you in writing. We shall pay to you a funds transfer fee of $25.00 for each Advance. Said fees shall bs payable on the first day of each month of the term hereof for all Advances made during the preceding month.

     4. We warrant and agree as to each such Receivable that at the time of the sale or assignment thereof to you hereunder and at all times thereafter; it will be a bona fide existing obligation created by the absolute sale and delivery of merchandise or the rendition of services to customers in the ordinary course of business and will be paid and performed according to the terms provided therein; all documents delivered to you in connection therewith are genuine; it will be enforceable against all parties thereto without credit, defense, offset or counterclaim, real or claimed, whether arising out of the transaction creating such Receivable or otherwise; that it will be in all other respects an Eligible Account and it will be free and clear of liens and encumbrances. We further warrant and agree as to each such Receivable that at the time of our report to you of a Receivable to you we will have good title thereto and good right to sell, assign, transfer and set over such Receivable to you. All invoices to customers shall state plainly on the face thereof that the accounts

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receivable represented by such invoices have been assigned and are payable only to you. You may prepare and mail all customers' invoices, and billings of such customers' invoices by whomsoever done shall constitute an assignment to you of the Receivables represented thereby whether or not the undersigned executes any other specific instrument of assignment. We hereby further warrant and agree that the customer in each instance has received and will accept the merchandise sold or the services rendered and the invoice therefor without dispute or claim in any respect whatsoever, including, without limitation disputes as to price, terms or quality and defenses based on force majeure. We will notify you promptly of and shall at our own cost and expense settle all disputes and claims and will pay you promptly the amount of the Receivables affected thereby, as well as the amount of any unapproved Receivable if unpaid at its due date. If you so elect you are to have and are hereby granted the right and option at all times to settle, compromise, adjust or litigate all disputes or claims directly with the customer or other complainant upon such terms and conditions as you deem advisable, and also the right to take possession of and to sell or cause to be sold without notice any returned merchandise, at such prices, to such purchasers and upon such terms as you deem advisable, and in any case to charge the deficiencies, costs and expenses thereof (including attorneys' fees) to us. In addition to all other rights hereunder, you may charge against our account the full net face amount of any Receivable where there is such dispute, defense, offset, claim and/or counterclaim (regardless of the extent or nature thereof or whether arising out of the transaction creating such Receivable or otherwise) or where the customer fails or refuses to pay the amount due within ninety (90) days of its invoice date or the Receivable otherwise ceases to be an Eligible Account, but such chargeback shall not be deemed a re-assignment thereof, and title to such Receivable shall remain in you until such Receivable is fully paid, settled or discharged. We hereby agree to indemnify and hold you harmless against and in respect of any and all liability, loss or expense (including attorneys' fees) arising out of or relating to any breach of warranty or covenant on our part. Any merchandise which is returned by customers or otherwise recovered shall be set aside, marked in your name and held by us as your trustee. We exonerate you from any liability for any loss, depreciation or other damage to Receivables unless caused by your willful and malicious act. We agree to execute such further instruments as may be required or permitted by any law relating to notices of or affidavits in connection with assignments of accounts receivable and to cooperate with you in the filing or recording and renewal thereof. As additional security for all of our Obligations to you, the undersigned hereby grants you a continuing security interest in all Accounts, General Intangibles, Equipment, and Inventory (as said terms are defined in Article 9 of the Uniform Commercial Code as adopted in the State of New Jersey) now existing or hereafter acquired by us and all proceeds thereof (the "Collateral"). Each sale of Receivables hereunder shall constitute and be a transaction separate from and independent of each other, but all such transactions shall be subject to and governed by each and every of the terms, provisions and conditions of this agreement. During the term of this agreement we shall not sell, negotiate, pledge or assign or grant any security interest in any Receivables, Accounts, General Intangibles, Equipment, or Inventory to any one other than you without your prior consent, nor shall we grant or permit to exist without your prior consent any mortgage, without your prior consent, nor shall we grant or permit to exist without your prior consent any mortgage, pledge, security interest, encumbrance or lien of any kind upon any of our assets, except liens for taxes not yet due, liens incidental to our business which were not incurred in connection with the borrowing of money or obtaining of advances or credit and which do not in the aggregate materially detract from the value of our assets or impair the use thereof in the operation of our

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business. We authorize you to sign our name and file in the public office any
Financing Statements or other instruments which may be required to perfect your interest hereunder. We appoint such person whom you may designate as our attorney with power: to endorse our name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come in your possession; to sign our name on any income or bill of lading relating to any Receivable, on drafts against customers, on schedules of assignment of Receivables, on notices of assignment and public records, on verification of accounts and on notice to customers; to notify the post office authorities to change the address for delivery of our mail to an address designated by you; to receive, open and dispose of all mail addressed to us; to send requests for verification of accounts to customers; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivable sold to you remains unpaid or any money remains due to you from us. We shall immediately place notations upon our books of account to disclose the assignment of all Receivables, accounts and general intangibles to you.

     We also represent we are a corporation duly organized and validly existing under the laws of our state of incorporation; that we do not conduct business under any trade names except as set forth on Schedule A; that all of our assets, including our books and records are at our address set forth following our name on the signature page hereof; and agree that said assets and books and records will be at such location or such other locations as we may notify you upon at least ten (10) days prior written notice thereof; that there has been no material adverse change in our financial condition since the date of the our most recent financial statement submitted to you and that we conduct and will conduct our business in compliance with all applicable laws.

     5. ln the event of any breach by us of any provisions and/or upon the termination of or the occurrence of an Event of Default under this Agreement, the undersigned will repay upon demand all our Obligations to you and in addition thereto all costs and expenses incurred to obtain or enforce payment of any Obligation of the undersigned to you, or in the prosecution or defense of any action or proceeding either against you or us concerning any matter resulting from this Agreement and/or the Receivables or other Collateral and/or any of our Obligations to you, including, without limitation, to defend successfully, in whole or in part, any and all actions or proceedings brought by the undersigned. In addition, we agree to reimburse you for the amount of all filing and search fees, reasonable attorneys fees, costs and expenses incurred by you in connection with the negotiating and closing of this agreement and any ancillary documents issued in connection herewith and modifications and additions to any of them. We shall also pay your customary charges for all services performed by you for us at our request and all banking facility charges incurred in connection with the opening and operation of our account with you, and we shall also pay you your customary charges of $650 per day per examiner for any field examination, collateral analysis or other business analysis, the need for which is determined by you, plus all costs on disbursements incurred by you in the performance of such examinations or analysis. If any remittances on any Receivables are made directly to us, we shall hold the same as your property and immediately deliver them to you in their original form together with any necessary endorsement. We hereby waive presentment and protest of any instrument

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to each Receivable. If any tax by any governmental authority is imposed on any transaction between us, or in respect to sales or the merchandise affected by such sales, which you are or may be required to withhold or pay, we agree to indemnify and hold you harmless in respect of such taxes, and we will repay you the amount of any such taxes, which may be charged to our account.

     6. We warrant that we are solvent and will so remain during the terms of this Agreement. We agree to furnish to you within ninety (90) days of the end of each fiscal year, year-end financial statements prepared on an audited basis by our regularly employed Certified Public Accountant, such other periodic unaudited financial statements and financial information as you shall reasonably request, and, on each anniversary hereof, a list of our shareholders, officers and directors. We shall also forward to you within forty five (45) days of the end of each fiscal quarter a balance sheet and profit and loss statement prepared by and certified as accurate by an officer of us, and within fifteen
(15) days of the end of each month an aging of Receivables and reconciliation report. On each business day we shall report to you all Receivables arising since our most recent report. We shall keep and maintain the Collateral insured against all risk of loss or damage from fire, theft, vandalism, malicious mischief, explosion, sprinklers, and all other hazards and risks of physical damage included within the meaning of the term "extended coverage" in such amounts as are ordinarily insured against by similar businesses. We shall also keep and maintain comprehensive general public liability insurance and property damage insurance, and insurance against loss from business interruption, insuring against all risks relating to or arising from our use of the Collateral and our other assets and the operation of our business. All such policies shall be in such form, with such companies and in such amounts as may be satisfactory to you. We shall deliver to you certified copies of such policies and evidence of the payments of all premiums therefor. All such policies (except those of public liability and liability property damage) shall contain a Lender's Loss Payable Endorsement in a form satisfactory to you, naming you as sole loss payee thereof, and containing a waiver of warranties. All proceeds payable under such policies shall be payable to you and applied to the Obligations. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW JERSEY and shall have an initial term of one (1) year from its effective date; provided, however, that you may terminate it at any time by giving us at least sixty (60) days prior written notice. If this Agreement is terminated by you upon the occurrence of an Event of Default, or is terminated by us except as set forth herein, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we shall pay you upon the effective date of such termination a fee in an amount equal to three percent (3.0%) of the Advance Limit. Such fee shall be presumed to be the amount of damages sustained by you as the result of an early termination and we acknowledge that it is reasonable under the circumstances currently existing. The fee provided for in this Section shall be deemed included in the Obligations. The mailing of a registered or certified letter of notice addressed by one party to the other at its usual address shall constitute sufficient notice, and the termination shall be effective on the appropriate date specified in such letter.

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Notwithstanding the foregoing, you may terminate this Agreement, without notice, upon the occurrence of any one or more of the following events (an "Event of Default"): (a) default the payment or performance, when due or payable of any payment required under this Agreement or under any future agreement or supplement with your or under any of our obligations or under any agreement of which we are a party with third parties; (b) any warranty, representation, or other statement or furnished to you by us or on our behalf or by any guarantor of our obligations hereunder or in connection herewith or in any instrument furnished in compliance with or in reference to this Agreement proves or have been false or misleading in any material respect when made of furnished or becomes false in any material respect; (c) we fail or neglect to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or in any other agreement between us or any rider of supplement which is required to be performed, kept or observed by us; (d) any statement, report, financial statement, or certificate made or delivered by us, or by any of our officers, employees or agents, to you is not true and correct in any material respect; (e) the imposition of a lien or encumbrance on any of our assets, including the Receivables, or the making of any levy, seizure or attachment on all or any of our assets, including Receivables; (f) any material adverse change in our financial condition or the financial condition of any guarantor of our Obligations; (g) we or any guarantor of our Obligations become insolvent, or unable to meet our or his debts as they mature, or fail, suspend or go out of business or a case is commenced under the Bankruptcy Code or an order for relief under the Bankruptcy Code is entered with respect of us or any such guarantor, or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of either our or any such guarantor's assets or affairs; (h) we or any guarantor of our Obligations cease to conduct our business as now conducted or are enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of our business affairs; (i) a notice of any lien, levy or assessment is filed of record with respect to all or any of our assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the Pension Benefit Guaranty Corporation, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any of the Receivables or any of our other assets and the same is not released within thirty (30) days after the same becomes a lien or encumbrance; (j) you shall in good faith deem yourself insecure or unsafe; (k) any guaranty given you with respect to our Obligations is limited or terminated or otherwise deemed unenforceable or invalid; (l) death of a guarantor of our Obligations, which guaranty is not replaced by a guarantor, acceptable to you in your sole discretion; (m) we shall fail to pay our taxes when due unless such taxes are being contested in good faith by appropriate proceeding and with respect to which adequate reserves have been provided on our books; or (n) should there be a sale or transfer of all or substantially all of our assets or any change in our shareholdings. Upon the effective date of termination for whatever reason, all moneys chargeable to our account under this Agreement and all Obligations shall be immediately due and payable without further notice or demand. Notwithstanding termination, until all your rights and all our Obligations (including without limitation the payment in full of all moneys chargeable to our account under this Agreement and the provision of an indemnity as provided in the last sentence of this Agreement) have been fully satisfied, (i) we shall continue to assign to you and grant you a security interest in all of the collateral then existing or thereafter arising, shall not factor or assign Receivables, or grant a security interest therein or in any of our other assets to any other person or entity, shall state

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on the face of all invoices that the Accounts Receivable represented by such invoices have been assigned and are payable only to you, and shall immediately deliver any remittances to you in their original form, (ii) all of our obligations and all of your rights and powers with respect to Receivables then existing or thereafter arising, with respect to other Collateral or other security then existing or thereafter arising or acquired, and with respect to transactions or events occurring prior to the effective date of such termination shall be unaffected and unimpaired by such termination, and (iii) all of our representations, warranties, covenants and agreements and all other provisions binding upon us contained herein shall survive and continue in full force and effect, and shall be fully operative.

     7. Failure by you to exercise any right, remedy or option under this Agreement or delay by you in exercising the same will not operate as a waiver; no waiver or consent by you will be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be changed or terminated other than by a writing signed by the party to be charged, is our entire contract, and is for the benefit of and binding upon the parties hereto and their respective successors and assigns, heirs, executors, administration and personal representatives, provided that we may not assign this Agreement without your prior written consent. Your rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which you may have. BOTH YOU AND WE WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS AGREEMENT, SUPPLEMENTS HERETO AND ANY RELATED AGREEMENTS, AND WE AGREE NOT TO ASSERT ANY COUNTERCLAIM OF ANY NATURE IN SUCH LITIGATION. In the event that you cease to act as factor for us hereunder, we agree to furnish to you an indemnity satisfactory to you against any item which could be charged to us under the terms hereof which may in your sole and absolute discretion include the retention of any property held by you or the holding by you without interest from the date of termination of any balance standing to our credit, as security for our Obligations hereunder.

ATTEST:                                      Very truly yours,

                                             TDH LAFAYETTE INDUSTRIES, INC.

/s/                                          By: /s/
Secretary                                        (Title) President
  (Seal)                                     Date:  8/8/96
                                             Address: 140 Hinsdale Street
                                                      Brooklyn, New York 11207

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                                          Accepted at Princeton, N.J.

                                          BUSINESS ALLIANCE CAPITAL CORP.

                                          By: /s/ William F. Seibold
                                              ----------------------------------
                                              (Title) Senior Vice President

                                              Date: 8/8/96

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                                   Schedule A


Bank Account # __________________________

Bank Name and Wire Transfer Instructions








Trade Names

[none]